SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 20, 2004
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                       BestNet Communications Corporation
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             (Exact Name of Registrant as Specified in its Charter)


         Nevada                       001-15482               86-1006416
 ---------------------------    ----------------------     --------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                    Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
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


     ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER

     Pursuant to an agreement reached when Robert A. Blanchard resigned as President and CEO on July 15, 2004, he has resigned as director effective October 20, 2004.

     Exhibits              Title

     None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Richard Bourke
                                             ---------------------------------
                                                      Richard Bourke
                                                      Interim Chief Executive
                                                      Officer

                                            By:  /s/  Michael A. Kramarz
                                             --------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer




      Date:  October 29, 2004